UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 2, 2012

Strategic Hotels & Resorts, Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-32223	33-1082757
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 West Madison Street, Suite 1700

Chicago, Illinois 60606

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (312) 658-5000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Upon mutual agreement between Strategic Hotels & Resorts, Inc. (the “Company”) and Laurence S. Geller on November 2, 2012, Mr. Geller resigned from his position as President and Chief Executive Officer of the Company and as a member of the Company’s board of directors (the “Board”), effective as of such date. In addition, on November 2, 2012, Raymond L. “Rip” Gellein, Jr., the Company’s Chairman of the Board, was appointed to the position of President and Chief Executive Officer of the Company.

Mr. Gellein, age 65, has been a director of the Company since 2009 and Chairman of the Board since August 2010. He resigned from Starwood Hotels and Resorts Worldwide, Inc. (“Starwood”), a hotel and leisure company, in March 2008 where he held the position of President, Global Development Group from July 2006 through March 2008. In this position, Mr. Gellein had overall management responsibility for the full range of Starwood’s global real estate-related functions. Prior to his position as President, Global Development Group, Mr. Gellein served as Chairman and Chief Executive Officer of Starwood Vacation Ownership, Inc., the vacation ownership division of Starwood, from 1999 through July 2006. Mr. Gellein was formerly Chairman and Co-Chief Executive Officer of Vistana, Inc., a public vacation ownership company acquired by Starwood in 1999. Mr. Gellein currently sits on the board of directors of Marriott Vacations Worldwide Corporation.

The terms of Mr. Gellein’s compensation as the Company’s President and Chief Executive Officer have not yet been finalized. The Company will file an amendment to this Current Report on Form 8-K (this “Current Report”) within four business days of the finalization of such terms. In connection with Mr. Gellein’s appointment as the Company’s President and Chief Executive Officer, on November 2, 2012, Mr. Gellein resigned from the Board’s compensation committee and corporate governance and nominating committee.

In connection with Mr. Geller’s separation, the Company and Mr. Geller entered into a Separation Agreement, dated November 2, 2012 (the “Separation Agreement”), pursuant to which, among other things, (i) Mr. Geller will receive a lump sum cash payment of $1,050,000, (ii) 210,396 performance shares granted pursuant to the Company’s Second Amended and Restated 2004 Incentive Plan (the “Incentive Plan”) and held by Mr. Geller shall remain eligible for vesting based on the Company’s performance through December 31, 2014, (iii) the vesting of 250,001 stock units granted pursuant to the Incentive Plan and held by Mr. Geller will be accelerated and (iv) Mr. Geller’s outstanding units under the Company’s Value Creation Plan will vest and settle in accordance with the terms of the underlying award agreement. The Separation Agreement contains a standstill agreement in favor of the Company and customary releases and covenants, including covenants relating to non-solicitation, non-disparagement and confidentiality.

The preceding description of the Separation Agreement is qualified in its entirety by reference to the text of the Separation Agreement, which is attached hereto as Exhibit 10.1 and is incorporated by reference herein.

Item 7.01 Regulation FD Disclosure.

A copy of the press release announcing, among other things, Mr. Geller’s resignation and Mr. Gellein’s appointment is attached hereto as Exhibit 99.1 and is incorporated herein solely for purposes of this Item 7.01 disclosure.

The information in Item 7.01 of this Current Report, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section. The information in Item 7.01 of this Current Report, including Exhibit 99.1, shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any incorporation by reference language in any such filing.

This Current Report contains forward-looking statements about the Company. Except for historical information, the matters discussed in this Current Report are forward-looking statements subject to certain risks and uncertainties that could cause the actual results to differ materially, including but not limited to the following: the effects of the recent global economic recession upon business and leisure travel and the hotel markets in which the Company invests; the Company’s liquidity and refinancing demands; the Company’s ability to obtain or refinance maturing debt; the Company’s ability to maintain compliance with covenants contained in the Company’s debt facilities; stagnation or further deterioration in economic and market conditions, particularly impacting business and leisure travel spending in the markets where the Company’s hotels operate and in which the Company invests, including luxury and upper upscale product; general volatility of the capital markets and the market price of the Company’s shares of common stock; availability of capital; the Company’s ability to dispose of properties in a manner consistent with the Company’s investment strategy and liquidity needs; hostilities and security concerns, including future terrorist attacks, or the apprehension of hostilities, in each case that affect travel within or to the United States, Mexico, Germany, England or other countries where the Company invests; difficulties in identifying properties to acquire and completing acquisitions; the Company’s failure to maintain effective internal control over financial reporting and disclosure controls and procedures; risks related to natural disasters; increases in interest rates and operating costs, including insurance premiums and real property taxes; contagious disease outbreaks, such as the H1N1 virus outbreak; delays and cost-overruns in construction and development; marketing challenges associated with entering new lines of business or pursuing new business strategies; the Company’s failure to maintain its status as a real estate investment trust (“REIT”); changes in the competitive environment in the Company’s industry and the markets where the Company invests; changes in real estate and zoning laws or regulations; legislative or regulatory changes, including changes to laws governing the taxation of REITs; changes in generally accepted accounting principles, policies and guidelines; and litigation, judgments or settlements.

Additional risks are discussed in the Company’s filings with the Securities and Exchange Commission. Although the Company believes the expectations reflected in such forward-looking statements are based on reasonable assumptions, it can give no assurance that its expectations will be attained. The forward-looking statements are made as of the date of this Current Report, and the Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

10.1	Separation Agreement, dated as of November 2, 2012, by and between Strategic Hotels & Resorts, Inc. and Laurence S. Geller

99.1	Press Release dated November 2, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRATEGIC HOTELS & RESORTS, INC.

November 5, 2012	By:	/s/ Paula C. Maggio
	Name:	Paula C. Maggio
	Title:	Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION

10.1	Separation Agreement, dated as of November 2, 2012, by and between Strategic Hotels & Resorts, Inc. and Laurence S. Geller

99.1	Press Release dated November 2, 2012